Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In Re. Nine Energy Service, Inc.	§	Case No.	26-90295
§
	§	Lead Case No.	26-90295
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	02/28/2026	Petition Date:	02/01/2026

Months Pending:	1	Industry Classification:	2	1	3	1

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	1,066

Debtor’s Full-Time Employees (as of date of order for relief):	1,062

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☐ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ John Kane	John Kane
Signature of Responsible Party	Printed Name of Responsible Party

03/23/2026
Date	901 Main Street, Suite 5200, Dallas, TX 75202
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$8,128,912

b. Total receipts (net of transfers between accounts)	$26,875,097	$26,875,097

c. Total disbursements (net of transfers between accounts)	$13,908,606	$13,908,606

d. Cash balance end of month (a+b-c)	$21,095,404

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$13,908,606	$13,908,606

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory ( Book Market Other (attach explanation))	$0

d Total current assets	$32,938,506

e. Total assets	$34,543,267

f. Postpetition payables (excluding taxes)	$88,423,431

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$88,423,431

k. Prepetition secured debt	$319,500,000

l. Prepetition priority debt	$356,105

m. Prepetition unsecured debt	$8,060,847

n. Total liabilities (debt) (j+k+l+m)	$416,340,384

o. Ending equity/net worth (e-n)	$-381,797,116

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$2,069,239

f. Other expenses	$19,230,191

g. Depreciation and/or amortization (not included in 4b)	$452

h. Interest	$303,304

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$27,560,183

k. Profit (loss)	$-49,163,379	$-49,163,379

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

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b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

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UST Form 11-MOR (12/01/2021)	7

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

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c.	All professional fees and expenses (debtor & committees)

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0
b. Postpetition income taxes paid (local, state, and federal)	$0	$0
c. Postpetition employer payroll taxes accrued	$56,405	$56,405
d. Postpetition employer payroll taxes paid	$744,990	$744,990
e. Postpetition property taxes paid	$0	$0
f. Postpetition other taxes accrued (local, state, and federal)	$0	$0
g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0
b. Gross income (receipts) from self-employment	$0
c. Gross income from all other sources	$0
d. Total income in the reporting period (a+b+c)	$0
e. Payroll deductions	$0
f. Self-employment related expenses	$0
g. Living expenses	$0
h. All other expenses	$0
i. Total expenses in the reporting period (e+f+g+h)	$0
j. Difference between total income and total expenses (d-i)	$0
k. List the total amount of all postpetition debts that are past due	$0
l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Guy Sirkes	Guy Sirkes
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	3/23/2026
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

UST Form 11-MOR (12/01/2021)	10

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name Nine Energy Service, Inc.	Case No. 26-90295

UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
houston DIVISION

)
In re:	)	Chapter 11
)
Nine Energy Service, Inc.	)	Case No. 26-90295 (CML)
)
Reorganized Debtor.	)
)

NOTES TO MONTHLY OPERATING REPORT —PERIOD FROM FEBRUARY 1, 2026, THROUGH AND INCLUDING FEBRUARY 28, 2026

General

On February 1, 2026 (the “Petition Date”), the debtors and debtors in possession listed in the table below (collectively, the “Debtors,” and on and after the Plan Effective Date, the “Reorganized Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (Houston Division) (the “Bankruptcy Court”). These chapter 11 cases were jointly administered under Case No. 26-90295 (CML) [Docket No. 28]. The Debtors operated their businesses and managed their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No official committee of unsecured creditors was appointed in these chapter 11 cases. No request for the appointment of a trustee or examiner was made in these chapter 11 cases.

On March 4, 2026, the Bankruptcy Court entered the Order (I) Approving the Debtors’ Disclosure Statement for the Joint Prepackaged Plan of Reorganization of Nine Energy Service, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, (II) Confirming the Amended Joint Prepackaged Plan of Reorganization of Nine Energy Service, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, and (III) Granting Related Relief [Docket No. 189] confirming the Amended Joint Prepackaged Plan of Reorganization of Nine Energy Service, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 173] (the “Plan”).1 On March 5, 2026 (the “Plan Effective Date”), the Effective Date of the Plan occurred, and the Debtors became the Reorganized Debtors.

The monthly operating report (the “MOR”) includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Nine Energy Service, Inc.	26-90295
CDK Perforating, LLC	26-90296
Crest Pumping Technologies, LLC	26-90297
Magnum Oil Tools GP, LLC	26-90298
Magnum Oil Tools International, LTD	26-90299
MOTI Holdco, LLC	26-90300
Nine Downhole Technologies, LLC	26-90301
Nine Energy Canada Inc.	26-90302
Nine Energy Service, LLC	26-90303
RedZone Coil Tubing, LLC	26-90304

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

MOR Notes
In re: Nine Energy Service, Inc., et al	Case No. (Jointly Administered): 26-90295
Reporting Date: 2/1/2026 – 2/28/2026

The following notes and statements of limitations should be referred to, and referenced in connection with, any review of the MOR.

1.	General Methodology and Basis of Presentation:

The Debtors are filing this MOR solely for purposes of complying with the monthly operating requirements of the Debtors’ chapter 11 cases. For financial reporting purposes, prior to the Petition Date, the Debtors and their non-Debtor affiliates ordinarily prepared consolidated financial statements. The MOR does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) or any other generally accepted accounting principles of foreign jurisdictions, as applicable, nor is it intended to fully reconcile the financial statements prepared by the Debtors. Unlike the consolidated financial statements, the MOR reflects the assets and liabilities of each separate Debtor, except where otherwise indicated. Accordingly, the totals listed in the MOR will likely differ, at times materially, from the consolidated financial reports prepared by the Debtors for financial reporting purposes or otherwise.

The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future.

Totals and subtotals may be impacted due to rounding. This applies to all MOR schedules.

Nine Energy Service, LLC’s sole purpose within the corporate organization structure is to be the contracting entity for the group’s payroll. This Debtor does not have its own bank account nor separate financials. Since Nine Energy Service, LLC does not have a bank account nor separate financials, anything material within Part 2 (Asset and Liability Status), Part 4 (Statement of Operations) and Part 6 (Postpetition Taxes) is included in Nine Energy Service, Inc.’s MOR form. This is consistent with the Debtors’ accounting practices.

The Debtors performed a financial close of the books and records on the Plan Effective Date. Solely to conform with MOR reporting requirements, for purposes of the MOR, the Debtors estimated and excluded any activity that occurred from March 1, 2026 through the Plan Effective Date for certain line items that would materially fluctuate between these two periods. The Debtors’ methodology is listed in each respective section of these Global Notes.

The Debtors maintain their books and records in accordance with U.S. GAAP, and the information furnished in the MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that were available at the time of such preparation. Although the Debtors have made commercially reasonable efforts to ensure the accuracy and completeness of the MOR and to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein, subsequent information or discovery may result in material changes to the MOR, and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors and their directors, managers, officers, agents, attorneys, and advisors expressly do not undertake any obligation to update, modify, revise, or recategorize the information provided herein or to notify any third party should the information be updated, modified, revised, or recategorized, except as required by applicable law or order of the Bankruptcy Court.

MOR Notes
In re: Nine Energy Service, Inc., et al	Case No. (Jointly Administered): 26-90295
Reporting Date: 2/1/2026 – 2/28/2026

2.	Reporting Period:

Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.	Part 1:

In Part 1a, beginning cash balances vary immaterially compared to the amounts before filing as activity occurred on Friday, January 30, 2026 as well as foreign exchange fluctuations related to the Nine Energy Canada Inc. bank accounts.

In Part 1c, disbursements for employer payroll taxes are included in the Operating Disbursements line item on the Cash Receipts and Disbursements in Exhibit 1.

Part 1c includes Operating Disbursements, Non-Operating Disbursements, and Paydowns to the DIP ABL Facility.

4.	Part 2:

Intercompany receivables are included in the Total Asset balances of the Debtor entities.

The Debtors performed a financial close of their books and records on the Plan Effective Date. The Debtors then estimated and excluded any activity that occurred from March 1, 2026 through the Plan Effective Date for certain line items that materially fluctuate on a day-to-day basis including, but not limited to, Accounts Receivable, Inventory, and Accounts Payable. The values shown in Part 2 of the February MORs are pro forma balance sheets as of February 28, 2026 by Debtor, using the estimation methodology described above.

Inventories, consisting primarily of finished goods and raw materials, are stated at the lower of cost or net realizable value. Cost is determined on an average cost basis. Each Debtor reviews its inventory balances and writes down its inventory for estimated obsolescence or excess inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand and market conditions.

The Debtors continue to pay postpetition invoices in the ordinary course of business and continue to pay prepetition trade invoices in the ordinary course of business as authorized in the Interim Order (I) Authorizing the Debtors to Pay Prepetition Trade Claims in the Ordinary Course of Business, (II) Confirming the Administrative Expense Priority of Outstanding Orders, and (III) Granting Related Relief [Docket No. 70].

The Debtors continue to pay postpetition taxes as they come due. Therefore, the Debtors have no past due taxes payable.

MOR Notes
In re: Nine Energy Service, Inc., et al	Case No. (Jointly Administered): 26-90295
Reporting Date: 2/1/2026 – 2/28/2026

Prepetition liabilities reflect liabilities included in the “Liabilities Subject to Compromise” line item on the Debtors’ balance sheets, as well as other liabilities that may be uncompromised pursuant to the relief granted by the Bankruptcy Court via the Debtors’ various first day orders (the “First Day Orders”). As of February 28, 2026, the “Liabilities Subject to Compromise” in the Debtors’ balance sheets includes the outstanding balance on the Debtors’ prepetition term loan (and prepetition term loan accrued interest).

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on the information and research that was conducted in connection with the preparation of the MOR. As additional information becomes available and further research is conducted, the allocation of liabilities between prepetition and postpetition periods may change. The Debtors reserve the right to amend the balances as they deem appropriate.

The amounts listed as “Prepetition Secured Debt” include financing lease liabilities, the outstanding amount on the term loan, and prepetition letters of credit that are cash collateralized.

The amounts listed as “Prepetition Unsecured Debt,” “Prepetition Priority Debt” and “Prepetition Secured Debt” are preliminary estimates, and amounts are still being reviewed and reconciled by the Debtors. All amounts and classifications are subject to material adjustments. Listing a claim as secured, priority, or unsecured does not constitute an admission by the Debtors of the legal rights of the claimant.

For purposes of these reports, the Prepetition Secured Debt related to the pre-petition term loan facility is listed at Nine Energy Service, Inc. and is not listed at other Debtor entities who are guarantors on the secured debt in order to avoid the same debt instrument being recorded multiple times across the Debtors’ balance sheets. The prepetition secured debt that was “rolled up” into the DIP Financing (as defined below) pursuant to the Interim Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Authorizing the Use of Cash Collateral, (IV) Modifying the Automatic Stay, (V) Scheduling a Final Hearing, and (VI) Granting Related Relief [Docket No. 68] (the “Interim DIP Order”) is not included in the Prepetition Secured Debt numbers.

5.	Part 4:

The Debtors performed a financial close of their books and records as of the Plan
Effective Date. The Debtors then estimated and excluded any activity that occurred from March 1, 2026 through the Plan Effective Date for certain line items that would materially fluctuate on a day-to-day basis between these two periods including, but not limited to, Revenues, Cost of Revenues, and General and Administrative Expenses. The values shown in Part 4 of the MORs are pro forma income statements for the month of February by Debtor, using the estimation methodology described above.

Cost of Goods Sold in Part 4b is not inclusive of depreciation and amortization. This is consistent with the presentation in Exhibit 3.

Selling, general, and administrative expenses are grouped together within the Debtors’ financial statements therefore the entire balance is included in Part 4e General and administrative expenses.

Interest in Part 4h includes both interest expense and interest income.

Taxes in Part 4i are inclusive of income taxes paid during the MOR reporting period. Other local and state taxes are included in selling, general, and administrative expenses.

MOR Notes
In re: Nine Energy Service, Inc., et al	Case No. (Jointly Administered): 26-90295
Reporting Date: 2/1/2026 – 2/28/2026

6.	Part 6:

Postpetition Accrued Property Taxes and Postpetition Accrued Sales and Use Taxes are included in Part 6f (Postpetition Other Taxes Accrued (local, state, and federal)).

In Part 6c and 6d, Postpetition Employer Payroll Taxes are Accrued and Paid at Nine Energy Service, Inc.

Postpetition Sales and Use Taxes Paid are included in Part 6g (Postpetition Other Taxes Paid (local, state, and federal)). Postpetition Sales and Use Taxes are accrued and paid at the legal entity where the tax is applicable.

7.	Part 7:

Regarding Part 7a, the Bankruptcy Court entered the First Day Orders authorizing, but not directing, the Debtors to, among other things, pay (a) all prepetition Trade Claims in the ordinary course of business, (b) employee wages, salaries, other compensation, and reimbursable expenses, (c) insurance obligations, (d) certain taxes, fees, and regulatory obligations, and (e) certain prepetition customer programs obligations. Where applicable, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contemplated by the applicable final First Day Orders.

Regarding Part 7a and 7g, the Debtors obtained, and the Bankruptcy Court approved, postpetition financing on an interim basis on February 3, 2026, pursuant to the Interim DIP Order and on a final basis on March 2, 2026, pursuant to the Final Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Authorizing the Use of Cash Collateral, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief [Docket No. 165] (the “Final DIP Order” and such financing, the “DIP Financing”) to fund, among other things, the Debtors’ business operations and these chapter 11 cases. The DIP Financing is described in detail in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (III) Authorizing the Use of Cash Collateral, (IV) Modifying the Automatic Stay, (V) Scheduling a Final Hearing, and (VI) Granting Related Relief [Docket No. 33].

Regarding Part 7i, the only Debtor entities that have employees are Nine Energy Service, Inc. and Nine Energy Canada Inc. Therefore, these are the only Debtor employees that have workers’ compensation insurance.

8.	Reservation of Rights:

The Debtors reserve all rights to amend the MOR as may be necessary or appropriate; provided, that the Debtors and their directors, managers, officers, agents, attorneys, and advisors expressly do not undertake any obligation to update, modify, revise, or recategorize the information provided herein, or to notify any third party should the information be updated, modified, revised, or recategorized, except as required by applicable law or order of the Bankruptcy Court. Notwithstanding anything to the contrary herein, nothing contained in this MOR is intended as or should be construed or deemed to be: (a) an implication or admission as to the amount of, basis for, priority, or validity of any claim against a Debtor entity under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ right to dispute any claim on any grounds; (c) a promise or requirement to pay any particular claim; or (d) an admission as to the validity, priority, enforceability, or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates.

In re: Nine Energy Service Inc. et al.	Case No.:	26-90295
Exhibit 1	Reporting Period:	2/1/26 - 2/28/26

	Cash Receipts & Disbursements (Unaudited)(1)
(Amounts in $USD)	Nine Energy Service, Inc. 26-90295	CDK Perforating, LLC 26-90296	Crest Pumping Technologies, LLC 26-90297	Magnum Oil Tools GP, LLC 26-90298	Magnum Oil Tools International, LTD 26-90299	MOTI Holdco, LLC 26-90300	Nine Downhole Technologies, LLC 26-90301	Nine Energy Canada Inc. 26-90302	Nine Energy Service, LLC 26-90303	RedZone Coil Tubing, LLC 26-90304
Cash Receipts
Customer Collections	$-	$7,820,931	$13,096,748	$-	$-	$-	$8,712,791	$147,618	$-	$8,755,164
Other Collections	38,493	2,357	6,490	-	-	-	2,646	-	-	12,589

Total Cash Receipts	$38,493	$7,823,287	$13,103,238	$-	$-	$-	$8,715,437	$147,618	$-	$8,767,752

Operating Disbursements	$(12,522,836)	$(3,645,566)	$(10,493,460)	$-	$-	$-	$(5,521,700)	$(80,466)	$-	$(4,058,880)

Operating Cash Flow	$(12,484,343)	$4,177,721	$2,609,778	$-	$-	$-	$3,193,738	$67,152	$-	$4,708,873

Intercompany Transfers	$14,690,530	$(4,177,721)	$(2,609,778)	$-	$-	$-	$(3,193,738)	$(421)	$-	$(4,708,873)

Cash Flow from Operations and Intercompany Transfers	$2,206,188	$-	$-	$-	$-	$-	$-	$66,731	$-	$-

Non-Operating Disbursements	$(1,385,770)	$-	$-	$-	$-	$-	$-	$-	$-	$-

Net Cash Flow	$820,418	$-	$-	$-	$-	$-	$-	$66,731	$-	$-

Cash Roll Forward
Beginning Cash Balance	$8,128,912	$-	$-	$-	$-	$-	$-	$616,148	$-	$-
Net Cash Flow	820,418	-	-	-	-	-	-	66,731	-	-
ABL Borrowings/(Payments)	12,146,074	-	-	-	-	-	-	-	-	-
Ending Cash Balance	$21,095,404	$-	$-	$-	$-	$-	$-	$682,879	$-	$-

(1)	All information contained herein is unaudited and subject to future adjustment.

In re: Nine Energy Service Inc. et al.	Case No.:	26-90295
Exhibit 2	Reporting Period:	2/1/26 - 2/28/26

	Debtors’ Balance Sheet (Unaudited) (1)
(Amounts in $ USD)	Nine Energy Service, Inc. 26-90295	CDK Perforating, LLC 26-90296	Crest Pumping Technologies, LLC 26-90297	Magnum Oil Tools GP, LLC 26-90298	Magnum Oil Tools International, LTD 26-90299	MOTI Holdco, LLC 26-90300	Nine Downhole Technologies, LLC 26-90301	Nine Energy Canada Inc. 26-90302	Nine Energy Service, LLC 26-90303	RedZone Coil Tubing, LLC 26-90304
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$19,517,489	$(107,488)	$(170,235)	$-	$-	$-	$(142,208)	$680,814	$-	$(162,308)
Restricted Cash	1,394,862	-	-	-	-	-	-	-	-	-
Accounts receivable, net	-	14,267,725	24,551,166	-	-	-	19,017,571	363,927	-	14,755,319
Income taxes receivable	-	-	-	-	-	-	-	-	-	-
Inventories, net	-	5,158,075	6,996,605	-	-	-	37,884,019	581,020	-	2,045,803
Prepaid expenses	9,426,827	254,795	1,484,315	-	-	-	777,942	21,505	-	839,935
Other current assets	99,328	99,040	207,458	-	-	-	225,465	-	-	1,593,185
Current portion of notes receivable	2,500,000	-	-	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	$32,938,506	$19,672,147	$33,069,309	$-	$-	$-	$57,762,789	$1,647,266	$-	$19,071,934

Property, plant and equipment, net	$16,089	$9,519,373	$31,875,602	$-	$-	$-	$3,041,483	$33,201	$-	$17,582,059
Operating lease right-of-use assets	1,564,836	9,644,462	14,655,991	-	-	-	2,558,168	53,227	-	2,836,672
Finance lease right-of-use assets	-	-	-	-	-	-	-	-	-	-
Intangible assets, net	-	-	-	-	-	-	65,962,961	-	-	-
Investment in subsidiary	-	-	-	-	-	-	-	-	-	-
Other long-term assets	23,836	134,479	154,223	-	-	-	199,809	2,184	-	285,164

TOTAL NON-CURRENT ASSETS	$1,604,761	$19,298,314	$46,685,816	$-	$-	$-	$71,762,421	$88,612	$-	$20,703,895

TOTAL ASSETS	$34,543,267	$38,970,461	$79,755,125	$-	$-	$-	$129,525,210	$1,735,878	$-	$39,775,829

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT CURRENT LIABILITIES

Current portion of long-term debt	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Accounts payable	2,614,337	4,116,569	8,000,334	-	-	-	4,889,147	7,185	-	2,549,391
Accrued expenses	3,240,952	1,312,841	1,528,437	-	-	-	628,107	15,741	-	820,133
Current portion of operating lease obligations	-	107,595	20,418	-	-	-	-	-	-	-
Current portion of finance lease obligations	-	52,998	-	-	-	-	-	-	-	-
Income taxes payable	-	-	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	$5,855,289	$5,590,003	$9,549,189	$-	$-	$-	$5,517,254	$22,926	$-	$3,369,525

Debtor-in-possession financing	$82,568,142	$-	$-	$-	$-	$-	$-	$-	$-	$-
Deferred income taxes	-	-	-	-	-	-	-	-	-	-
Long-term operating lease obligations	-	239,141	43,778	-	-	-	-	-	-	-
Long-term finance lease obligations	-	-	-	-	-	-	-	-	-	-
Other long-term liabilities	-	-	45,000	-	-	-	-	-	-	-

TOTAL NON-CURRENT LIABILITIES	$82,568,142	$239,141	$88,778	$-	$-	$-	$-	$-	$-	$-

Liabilities Subject to Compromise	$327,916,952	$14,201,038	$18,681,659	$-	$-	$-	$6,271,317	$193,316	$-	$4,603,468

TOTAL LIABILITIES SUBJECT TO COMPROMISE	$327,916,952	$14,201,038	$18,681,659	$-	$-	$-	$6,271,317	$193,316	$-	$4,603,468

TOTAL LIABILITIES	$416,340,384	$20,030,182	$28,319,626	$-	$-	$-	$11,788,571	$216,242	$-	$7,972,993

STOCKHOLDERS’ EQUITY
Common stock	$423,799	$2,359	$1,050	$-	$-	$-	$5,900	$-	$-	$-
Additional paid-in-capital	60,274,143	26,913,321	41,678,700	-	-	-	587,622,018	30,917,640	-	56,744,946
Intercompany	352,668,327	(87,680,111)	(55,264,425)	-	-	-	(216,529,921)	20,244,646	-	(13,438,974)
Accumulated other comprehensive loss	(3,194,700)	-	-	-	-	-	-	(1,516,387)	-	-
Accumulated deficit	(791,968,685)	79,704,710	65,020,174	-	-	-	(253,361,357)	(48,126,263)	-	(11,503,136)

TOTAL STOCKHOLDERS’ EQUITY	$(381,797,116)	$18,940,279	$51,435,499	$-	$-	$-	$117,736,640	$1,519,636	$-	$31,802,836

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,543,267	$38,970,461	$79,755,125	$-	$-	$-	$129,525,210	$1,735,878	$-	$39,775,829

(1)	All information contained herein is unaudited and subject to future adjustment.

In re: Nine Energy Service Inc. et al.	Case No.: 26-90295
Exhibit 3	Reporting Period: 2/1/26 - 2/28/26

	Debtors’ Statement of Operations (Unaudited) (1)
(Amounts in $ USD)	Nine Energy Service, Inc. 26-90295	CDK Perforating, LLC 26-90296	Crest Pumping Technologies, LLC 26-90297	Magnum Oil Tools GP, LLC 26-90298	Magnum Oil Tools International, LTD 26-90299	MOTI Holdco, LLC 26-90300	Nine Downhole Technologies, LLC 26-90301	Nine Energy Canada Inc. 26-90302	Nine Energy Service, LLC 26-90303	RedZone Coil Tubing, LLC 26-90304
Net Revenue:
Revenue	$-	$7,783,935	$16,806,191	$-	$-	$-	$8,513,730	$172,230	$-	$7,964,542

Total Net Revenue	$-	$7,783,935	$16,806,191	$-	$-	$-	$8,513,730	$172,230	$-	$7,964,542

Cost of Sales:
Cost of Goods Sold	$-	$7,309,568	$13,953,563	$-	$-	$-	$13,596,564	$389,830	$-	$6,301,907

Total Cost of Sales	$-	$7,309,568	$13,953,563	$-	$-	$-	$13,596,564	$389,830	$-	$6,301,907

Gross Profit	$-	$474,367	$2,852,628	$-	$-	$-	$(5,082,834)	$(217,600)	$-	$1,662,635

General & Administrative expenses	$2,069,239	$309,292	$432,631	$-	$-	$-	$588,281	$14,668	$-	$365,943
Depreciation	452	571,216	742,292	-	-	-	43,806	1,198	-	498,101
Amortization of Intangibles	-	-	-	-	-	-	898,148	-	-	-
Change in contingent earnout liability	-	-	-	-	-	-	-	-	-	-
(Gain) loss on sale of assets	-	(139,926)	-	-	-	-	-	(3,845)	-	-

Gain/(Loss) From Operations	$(2,069,691)	$(266,215)	$1,677,705	$-	$-	$-	$(6,613,069)	$(229,621)	$-	$798,591

Interest expense	$332,681	$3,240	$-	$-	$-	$-	$-	$117,386	$-	$-
Interest income	(29,377)	-	-	-	-	-	-	-	-	-
Reorganization Items	27,560,183	-	-	-	-	-	-	-	-	-
Other expense (income)	19,230,191	-	(54,000)	-	-	-	-	-	-	-

Gain/(Loss) Before Income taxes	$(49,163,369)	$(269,455)	$1,731,705	$-	$-	$-	$(6,613,069)	$(347,007)	$-	$798,591

Provision (benefit) for income taxes	-	-	-	-	-	-	-	-	-	-

Net Income (Loss)	$(49,163,369)	$(269,455)	$1,731,705	$-	$-	$-	$(6,613,069)	$(347,007)	$-	$798,591

(1)	All information contained herein is unaudited and subject to future adjustment.